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                                 AMENDMENT NO. 3
                                CREDIT AGREEMENT


     AMENDMENT NO. 3 TO CREDIT AGREEMENT, dated as of July 30, 1998 (this "Amendment No. 3"), among OLSTEN CORPORATION, a corporation organized under the laws of the State of Delaware (the "Borrower"), each of the Banks which is signatory hereto and THE CHASE MANHATTAN BANK, a New York banking corporation, as agent for the Banks (in such capacity, the "Agent").

                                    RECITALS:

     A. The parties hereto entered into that certain Credit Agreement, dated as of August 9, 1996, as amended by Amendment No. 1, dated as of August 27, 1997 and Amendment No. 2, dated as of February 24, 1998 (the "Credit Agreement").

     B. The Borrower has requested that the Credit Agreement be amended as set forth herein and the Banks have agreed to such amendment subject to the terms and conditions of this Amendment No. 3.

     C. Any capitalized terms used herein and not defined herein shall have the meanings ascribed to such terms in the Credit Agreement.

     NOW, THEREFORE, the parties hereto agree as follows:

                                   ARTICLE 1.
                         AMENDMENTS TO CREDIT AGREEMENT

     The amendments set forth in this Amendment No. 3 shall be deemed to be an amendment to the Credit Agreement and shall not be construed in any way as a replacement or substitution therefor. All of the terms and provisions of this Amendment No. 3 are hereby incorporated by reference into the Credit Agreement as if such terms were set forth in full therein.


     Section 1.1. Article 9 of the Credit Agreement is hereby amended and restated to provide in its entirety as follows:

                                   ARTICLE 9.
                              FINANCIAL COVENANTS.

     As long as any of the Notes shall remain unpaid, any Letters of Credit remain outstanding or any Bank shall have any Commitment under this Agreement:

     Section 9.1. Minimum Consolidated Interest Coverage. The Borrower and its Consolidated Subsidiaries shall maintain at all times during the periods specified below a ratio of (A) Consolidated EBIT, determined on a rolling four quarterly basis, to (B) Consolidated Interest Expense of not less than the ratios specified below:

     Period                                  Ratio
     ------                                  -----
     03/30/98 through 7/4/99                 3.50:1.00
     07/05/99 and thereafter                 4.00:1.00

     Section 9.2. Ratio of Consolidated Funded Debt to Consolidated EBITDA. The Borrower and its Consolidated Subsidiaries shall maintain at all times during the periods specified below a ratio of (A) Consolidated Funded Debt
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     to (B) Consolidated  EBITDA,  determined on a rolling four quarterly basis, of not more than the ratios specified below:

     Period                                  Ratio
     ------                                  -----
     03/30/98 through 7/4/99                 3.25:1.00
     07/05/99 and thereafter                 3.00:1.00

     Section 9.3. Minimum Consolidated Net Worth. The Borrower and its Consolidated Subsidiaries shall maintain at all times during the periods specified below a minimum Consolidated Net Worth of not less than the amounts specified below:

     Period                                  Amount
     ------                                  ------
     12/29/97 - 1/3/99                 Actual Consolidated Net Worth at 12/28/97
     1/04/99 - 1/2/00                  Actual Consolidated Net Worth at 1/3/99
     1/3/00 - 12/31/00                 Actual Consolidated Net Worth at 1/2/00
     1/1/01 and thereafter             Actual Consolidated Net Worth at 12/31/00

     For purposes of calculating compliance with this covenant, required minimum Consolidated Net Worth shall be reduced dollar for dollar to the extent the Borrower and its Consolidated Subsidiaries incur after-tax restructuring charges but only to the extent that such charges relate to pre-tax restructuring charges of up to $100,000,000 from the Closing Date through the Termination Date; provided, however, that in no event shall Consolidated Net Worth be less than $790,000,000.

     All of the foregoing financial covenants will be calculated for the Borrower and its Consolidated Subsidiaries, on a consolidated basis, and the Borrower must be in compliance with all such tests at all times during the specified periods; provided that the Borrower and its Consolidated Subsidiaries shall be under no obligation to provide to the Banks computations demonstrating compliance with these financial covenants or with financial statements other than those required to be delivered pursuant to Section 7.8 above.

     Section 1.2. The amendments effected hereby shall be deemed to have an effective date as of March 30, 1998.

                                   ARTICLE 2.
                         REPRESENTATIONS AND WARRANTIES

     The Borrower hereby represents and warrants to the Banks that:

     Section 2.1. Except to the extent previously disclosed in writing to the Banks, each of the representations and warranties set forth in Article 6 of the Credit Agreement is true as of the date hereof with respect to the Borrower and, to the extent applicable, the Guarantor and each of their Subsidiaries and with the same effect as though made on the date hereof, and is hereby incorporated herein in full by reference as if fully restated herein in its entirety. In addition, in order to induce the Banks to enter into this Amendment, the Borrower hereby covenants, represents and warrants to the Banks that since March 29, 1998 there has been no material adverse change in the business, operations, properties or financial condition of the Borrower or of the Borrower, Guarantor and their Subsidiaries taken as a whole.

     Section 2.2. To induce the Banks and the Agent to enter into this Amendment No. 3 and to continue to make advances to the Borrower pursuant to the Credit Agreement, as amended hereby, the Borrower hereby acknowledges and agrees that,
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as of the date hereof, and after giving effect to the terms hereof, there exists
(i) no Event of Default (or any event which, with the giving of notice or the passage of time, or both, would constitute an Event of Default); and (ii) no right of offset, defense, counterclaim, claim or objection in favor of the Borrower arising out of or with respect to any of the Obligations.

     Section 2.3. The Borrower has the corporate power and authority to enter into, perform and deliver this Amendment No. 3 and any other documents, instruments, agreements or other writings to be delivered in connection herewith. This Amendment No. 3 and all documents contemplated hereby or delivered in connection herewith, have each been duly authorized, executed and delivered and the transactions contemplated herein have been duly authorized.

     Section 2.4. This Amendment No. 3 and any other documents, agreements or instruments now or hereafter executed and delivered to the Banks by the Borrower in connection herewith constitute (or shall, when delivered, constitute) valid and legally binding obligations of Borrower, each of which is and shall be enforceable against Borrower in accordance with their respective terms.

     Section 2.5. No representation, warranty or statement by the Borrower contained herein or in any other document to be furnished by the Borrower in connection herewith contains, or at the time of delivery shall contain, any untrue statement of material fact, or omits or at the time of delivery shall omit to state a material fact necessary to make such representation, warranty or statement not misleading.

     Section 2.6. No consent, waiver or approval of any entity is or will be required in connection with the execution, delivery, performance, validity or enforcement of this Amendment No. 3, or any other agreements, instruments or documents to be executed and/or delivered in connection herewith or pursuant hereto.


                                   ARTICLE 3.
                                  MISCELLANEOUS

     Section 3.1. This Amendment No. 3 may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any party hereto may execute this Amendment No. 3 by signing any such counterpart.

     Section 3.2. This Amendment No. 3 shall be effective when, and only when, the Agent shall have received counterparts of this Amendment No. 3 executed by the Borrower, the Agent and the Required Banks.

     Section 3.3. This Amendment No. 3 shall be governed by, and interpreted and construed in accordance with, the laws of the State of New York (without giving effect to the conflict of laws provisions thereof).

     Section 3.4. On and after the effective date of this Amendment No. 3, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the Facility Documents to "the Credit Agreement", "thereunder", "thereof", or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended by this Amendment No. 3. The Credit Agreement, as amended by this Amendment No. 3, is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed.


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     Section 3.5. The Borrower  agrees to take such further actions as the Agent shall reasonably request in connection herewith to evidence the amendments herein contained to the Credit Agreement.


     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and year first above written.

                                                 OLSTEN CORPORATION

                                                 By:____________________________
                                                 Name:  Laurin L. Laderoute, Jr.
                                                 Title: Vice President


                                                 THE CHASE MANHATTAN BANK, as
                                                  Agent and a Bank

                                                 By:____________________________
                                                 Name:
                                                 Title:


                                                 NATIONSBANK, N.A.

                                                 By:____________________________
                                                 Name:
                                                 Title:


                                                 WELLS FARGO BANK, N.A.

                                                 By:____________________________
                                                 Name:
                                                 Title:


                                                 DRESDNER BANK AG, New York
                                                  Branch and Grand Cayman Branch

                                                 By:____________________________
                                                 Name:
                                                 Title:


                                                 By:____________________________
                                                 Name:
                                                 Title:


                                                 FIRST UNION NATIONAL BANK

                                                 By:____________________________
                                                 Name:
                                                 Title:




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                                                FLEET BANK, NATIONAL ASSOCIATION

                                                By:_____________________________
                                                Name:
                                                Title:


                                                CREDIT LYONNAIS, New York Branch

                                                By:_____________________________
                                                Name:
                                                Title:


                                                 EUROPEAN AMERICAN BANK

                                                 By:____________________________
                                                 Name:
                                                 Title:


                                                 KEY BANK NATIONAL ASSOCIATION

                                                 By:____________________________
                                                 Name:
                                                 Title:


                                                 MARINE MIDLAND BANK

                                                 By:____________________________
                                                 Name:
                                                 Title:


                                                 THE BANK OF NEW YORK

                                                 By:____________________________
                                                 Name:
                                                 Title: